Exhibit 99.2

M.D.C. Holdings, Inc. 1st Quarter Webcast April 23, 2010

Forward Looking Statements Certain statements in this Conference Call and Webcast, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects and responses to questions, may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation and employment levels; (2) changes in business conditions experienced by the Company, including cancellation rates, net home orders, home gross margins, and land and home values; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) the relative stability of debt and equity markets; (5) competition; (6) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (7) the availability and cost of performance bonds and insurance covering risks associated with our business; (8) shortages and the cost of labor; (9) weather related slowdowns; (10) slow growth initiatives; (11) building moratoria; (12) governmental regulation, including the interpretation of tax, labor and environmental laws; (13) changes in consumer confidence and preferences; (14) terrorist acts and other acts of war; and (15) other factors over which the Company has little or no control. Additional information about the risks and uncertainties applicable to the Company's business is contained in the Company's Form 10-Q for the quarter ended March 31, 2010, which was filed with the SEC today. All forward-looking statements made in this Conference Call and Webcast are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this call and webcast will increase with the passage of time. The Company undertakes no duty to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted. It should also be noted that SEC Regulation G requires that certain information accompany the use of non-GAAP financial measures. Any information required by Regulation G will be posted on our web site, www.mdcholdings.com. M.D.C. HOLDINGS, INC.

First Quarter Overview M.D.C. HOLDINGS, INC. Home orders increased 38% over prior year Q1 Fourth consecutive quarter of increased home orders year-over-year Almost 40% of home orders from new product Quarter-end backlog increased 96% to 1,234 homes Ample supply of homes available to close by the expiration of the tax credit Made strategic land transactions to refill pipeline Secured control of 2,246 lots (39 new communities) More than $100 million total land acquisition and development spend First year-over-year increase in lot supply since March 2006 Cash and investments balance of $1.78 billion at 3/31/2010 Increased 14% since beginning of year Opportunistic issuance of $250 million of 10-year senior notes in January 2010 $142 million tax refund in February 2010

Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 1098 959 667 350 676 977 1016 637 931 Net Home Orders M.D.C. HOLDINGS, INC. Year-over-year increase of 38% Cancellation rate of 22%; down from 23% in Q1 2009 Almost 40% of gross orders from new plans Average price decreased 2% year-over-year to $277K 182 160 140 134 132 1.24 2.04 2.42 1.58 2.35 Average Active Communities Monthly Orders Per Active Community

Backlog M.D.C. HOLDINGS, INC. 1576 1127 533 629 941 1298 826 1234 Increase of 96% year-over-year Average price decreased 1% year-over-year to $309K 3/31/10 6/30/09 3/31/09 9/30/09 12/31/09

Income Statement Review M.D.C. HOLDINGS, INC. $20 million improvement in Q1 loss from operations due to increased gross margin percentage and reduced asset impairments, partially offset by reduced revenues "Other expense" due to net interest expense - preserving the option value of our balance sheet NOTE: Certain columns will not foot and some percentage variances will not calculate due to rounding.

Home Closings M.D.C. HOLDINGS, INC. Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 1136 1292 1116 944 580 665 659 1109 523 Year-over-year decrease of 10% Smaller mix of finished homes in inventory at beginning of quarter Average price decreased 6% year-over-year to $270K

Home Gross Margin M.D.C. HOLDINGS, INC. Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 26.4 13.4 14.7 12.3 9.9 80.2 76.6 0.117 0.115 0.117 0.153 0.129 0.154 0.18 0.189 0.188 0.224 0.021 0.044 0.044 0.028 0.033 0.026 0.059 0.058 0.002 0.033 0.036 0.012 0.02 0.015 Year-over-year and sequential margin improvement mainly due to: Reduced hard costs Reduced interest expense Average lot cost of ~$49K in Q1 2010 & Q4 2009 vs. ~$38K in Q1 2009 Homes sold as finished speculative inventory: 58% of Q1 09 closings 11% of Q4 09 closings 13% of Q1 10 closings As reported Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 26.4 13.4 14.7 12.3 9.9 80.2 76.6 0.117 0.115 0.117 0.153 0.162 0.18 0.168 0.169 0.203 0.219 0.021 0.044 0.044 0.028 0.033 0.026 0.059 0.058 0.002 0.033 0.036 0.012 0.02 0.015 Excluding warranty adjustment and interest in cost of sales

Selling Expenses M.D.C. HOLDINGS, INC. Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 26.4 13.4 14.7 12.3 9.9 80.2 76.6 26.4 13.4 14.7 12.3 9.9 6.4 7 6.8 10.9 5.129 29.9 19.2 20.3 18.8 13.5 8.8 7.9 9.6 10 7.06 (in millions) 19% decline in marketing 23% decrease in model homes year-over-year 25% decline in average active subdivisions year- over-year 19% decrease in commissions Inline with decrease in home sales revenue 16.4 20.9 12.2 15.2 Commissions Marketing 14.9

General and Administrative Expenses M.D.C. HOLDINGS, INC. (in millions) Headcount has stabilized Key focus is to leverage G&A expense through top- line growth NOTE: Graph includes related party expenses Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 26.4 13.4 14.7 12.3 9.9 80.2 76.6 60.6 51.2 43.9 50 46.5 38.4 37.8 45.8 41.5 40.203 29.9 19.2 20.3 18.8 13.5

Inventory Impairments by Segment M.D.C. HOLDINGS, INC. Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 West 15.2 75.6 121.9 132.7 190.5 136.4 48.3 40 49.7 16.9 13.1 0 0.3 2.2 0.1 Mountain 0.6 1.3 0.7 9.1 6.9 13.4 4 32.2 27.1 25.6 0.3 0 0.2 10.1 0 East 3.3 7.4 2.6 5.9 22 17.7 1.5 9 13.7 13.3 1 1.8 0 0 0 Other 0.7 7 16.3 13.3 29.5 7.7 1 7.1 4.9 3.8 0 0 0.6 0.2 0 (in millions) West Mountain East Other 141.4 161.1 249.0 53.7 174.7 91.3 19.9 No impairments in Q1 2010 85.2 90.8 57.0 14.3 1.2 1.1 12.5 NOTE: Includes only inventory impairments, not impairments on other assets. 0.0

Unsold Home Inventory M.D.C. HOLDINGS, INC. 48 finished speculative homes Down 84% year-over-year 1,051 homes available for personalization (foundation/frame) Up 196% year-over-year Strategy to maintain supply of unsold homes under construction Improves inventory turnover Maintains margin by halting construction until customer personalizes home Ample supply of homes available to take advantage of tax credit expiring in Q2 2010 3/31/10 3/31/09 9/30/09 Frame Foundation 6/30/09 12/31/09 Finished 539 648 452 543 1,099

Land Acquisitions M.D.C. HOLDINGS, INC. 1,449 lots acquired 1,133 under new purchase contracts 316 under existing option contracts $88 million in total land acquisition 1,113 lots added to supply via new option contracts Q1 10 Q2 09 Lots Purchased Under New Contracts Q1 09 Q3 09 2,246 54 524 1,270 Lots Controlled Under New Option Contracts 2,745 Q4 09 30 New Communities 52 New Communities 39 New Communities

Richmond American Homes Home Gallery by Richmond American HomeAmerican Mortgage American Home Title and Escrow Company American Home Insurance Agency Questions? M.D.C. HOLDINGS, INC.

Reconciliation of Non-GAAP Financial Measure M.D.C. HOLDINGS, INC.